                                                                  EXHIBIT 99.4

                    EIGHTH AMENDMENT TO COST SHARING NATIONAL
                                  IRU AGREEMENT

          THIS EIGHTH AMENDMENT TO COST SHARING NATIONAL IRU AGREEMENT ("Amendment") is made and entered into as of the ____ day of December 2000 (the "Amendment Effective Date"), by and between LEVEL 3 COMMUNICATIONS, LLC, a Delaware limited liability company ("Grantor") and MCLEODUSA INFORMATION SERVICES, INC. (f/k/a Splitrock Services, Inc.), a Delaware corporation ("Grantee"). This Amendment modifies and amends that certain Cost Sharing National IRU Agreement dated April 26, 1999 between Grantor and Grantee (the "Agreement"). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

                                    RECITALS

          A. The parties desire to amend the Intercity Route Schedule and the Scheduled Completion Dates and fiber counts for certain Segments, subject to and in accordance with the terms and provisions set forth in this Amendment.

          B. The parties desire to amend the Acceptance Testing procedures of the Grantee Fibers, subject to and in accordance with the terms and provisions set forth in this Amendment.

          C. The parties desire to amend the procedures for obtaining future space in the Facilities, subject to and in accordance with the terms and provisions set forth in this Amendment.

                               TERMS OF AMENDMENT

          Accordingly, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantor and Grantee hereby agree as follows:

                                    ARTICLE 1
                  REVISION TO GRANTOR INTERCITY ROUTE SCHEDULES

1.01 The EXHIBIT "B" attached to the Agreement (Grantor Intercity Route Schedule), as amended by the Second Amendment dated March 30, 2000 and the Seventh Amendment dated September 25, 2000, is hereby deleted and is replaced by the EXHIBIT "B" attached hereto (Grantor Intercity Route Schedule).

1.02      The EXHIBIT "A-1" attached to the Seventh Amendment, dated
September 25, 2000 (First Additional Intercity Fibers), is hereby deleted and is replaced by the EXHIBIT "A-1" attached hereto (First Additional Intercity Fibers).

CONFIDENTIAL - EIGHTH AMENDMENT                   CONFIDENTIAL TREATMENT REQUEST

1.03      The EXHIBIT "A-2" attached to the Seventh Amendment dated
September 25, 2000 (Second Additional Intercity Fibers) is hereby deleted and is replaced by the EXHIBIT "A-2" attached hereto (Second Additional Intercity Fibers).

1.04 Section 1.02 of the Seventh Amendment is hereby deleted and is replaced by the following Section 1.02:

          "1.02 The number of Grantee Fibers in Segment 12b, which is that portion of the Grantor System between Ft. Worth, Texas and Dallas, Texas, is hereby ***. The parties recognize that Grantee has paid to Grantor ***, which is the difference between the fees previously due and payable for *** fibers and the amount due for the *** fibers. Said amount shall be credited against *** Contributions that are owed by Grantee to Grantor."

1.05 Section 2.02 of the Seventh Amendment is hereby deleted and is replaced by the following Section 2.02:

          "2.02 Grantee shall pay to Grantor an IRU Contribution for the Additional Intercity Fibers on a per Segment basis in the amounts specified in Exhibits "A-1" and "A-2." The IRU Contribution shall be due from Grantee to Grantor with respect to the Additional Intercity Fibers in each Segment as follows: (i) *** percent (***%) on the Amendment Effective Date (which equates to ***), and (ii) *** percent (***%) on the Acceptance Date of such Segment."

Grantee has already paid to Grantor *** toward twenty five percent (25%) of the IRU Contribution.

                                    ARTICLE 2
                                SEGMENT REVISIONS

2.01 The following Grantee Fibers from each of the following Segments are hereby deleted from the Grantor System (the "First Deleted Fibers"):

                                                                             GRANTEE
 ROUTE SEGMENT              CITY PAIR                  ROUTE MILES         FIBER COUNT       TOTAL FIBER MILES
--------------------------------------------------------------------------------------------------------------
      19c         Austin to Fort Worth                   208.34               ***                  ***

       7          Dallas to Houston                      247.26               ***                  ***

      12b         Fort Worth to Dallas                    30.05               ***                  ***

      19b         San Antonio to Austin                   79.38               ***                  ***

      19a         San Antonio to Houston                 217.14               ***                  ***

       5c         Dallas to Memphis                      505.46               ***                  ***

      11b         Houston to New Orleans                 364.92               ***                  ***

     TOTAL                                                                                         ***

*** In exchange for the deletion of the First Deleted Fibers, the following Segment shall be added to the Grantor System, and Grantor shall deliver an IRU in, and Grantee shall

CONFIDENTIAL - EIGHTH AMENDMENT                   CONFIDENTIAL TREATMENT REQUEST
accept and pay for (in accordance with Section 2.03), an IRU in *** Grantee Fibers within and along the following additional Segment:

                                                                  GRANTEE FIBER
ROUTE SEGMENT             CITY PAIR              ROUTE MILES         COUNT            TOTAL FIBER MILES
-------------------------------------------------------------------------------------------------------
      16        Sacramento to San Bernardino       472.15             ***                    ***

2.02 The following Grantee Fibers from each of the following Segments are hereby deleted from the Grantor System (the "Second Deleted Fibers"):

                                                                        GRANTEE FIBER
ROUTE SEGMENT          CITY PAIR                      ROUTE MILES           COUNT            TOTAL FIBER MILES
--------------------------------------------------------------------------------------------------------------
       7          Dallas to Houston                      247.26               ***                  ***

      19a         San Antonio to Houston                 217.14               ***                  ***

       5c         Dallas to Memphis                      505.46               ***                  ***

      11b         Houston to New Orleans                 364.92               ***                  ***

      12b         Fort Worth to Dallas                    30.05               ***                  ***

     TOTAL                                                                                         ***

*** In exchange for the deletion of the Second Deleted Fibers, Grantor shall deliver an IRU in, and Grantee shall accept and pay for (in accordance with Section 2.03), an IRU in the additional Grantee Fibers within and along the following Segments:

                                                  ESTIMATED        ADDITIONAL       TOTAL ESTIMATED FIBER
ROUTE SEGMENT             CITY PAIR              ROUTE MILES     GRANTEE FIBERS             MILES
---------------------------------------------------------------------------------------------------------
      8         Los Angeles to San Diego             165              ***                    ***

     12a        San Diego to Phoenix                 355              ***                    ***

     12c        Phoenix to Santa Teresa (El          417              ***                    ***
                Paso)

    TOTAL                                                                                    ***

2.03 Grantee shall pay to Grantor an IRU Contribution for the new Segment identified in Section 2.01 and the additional Grantee Fibers identified in
Section 2.02 on a *** basis. The IRU Contribution for the new Segment identified in Section 2.01 shall be ***. The IRU Contribution for the additional Grantee Fibers identified in Section 2.02 shall be ***. The remaining IRU Contribution for *** shall be due and payable on ***. The remaining IRU Contribution for *** shall be due and payable on ***. The IRU Contribution for *** shall be due from Grantee to Grantor in each Segment as follows: *** percent (***%) on the Amendment Effective Date (which equates to ***), and (ii) *** percent (***%) on the Acceptance Date of such Segment.

2.04      The fibers located in the new Segment identified in Section 2.01 and
Section 2.02 and the additional fibers identified in Section 2.02 shall be considered Grantee Fibers

CONFIDENTIAL - EIGHTH AMENDMENT                   CONFIDENTIAL TREATMENT REQUEST
under the Agreement. The IRU with respect to such fibers shall commence as of the IRU Effective Date for the relevant Segment.

2.05 The Parties recognize that Grantee has installed Facilities within the space allocated to Grantee located in Grantor's Facilities ***. Grantee shall remove all of its Facilities located within such space, abandon such space, and restore the space to a condition suitable for another customer, in Grantor's reasonable discretion, within thirty (30) days of the Amendment Effective Date. Grantee shall continue to pay all applicable charges (including, without limitation, the Facilities Contribution and the Utility Charge) for any space occupied by Grantee until Grantee has removed its Facilities from such space.

                                    ARTICLE 3
                        ACCEPTANCE TESTING SPECIFICATIONS

          The EXHIBIT "I" attached to the Agreement (Acceptance Testing Procedures and Standards) is hereby deleted and is replaced by the EXHIBIT "I" attached hereto (Acceptance Testing Procedures and Standards).

                                    ARTICLE 4
                                FACILITIES SPACE

          Notwithstanding anything to the contrary contained in Section 7.03 of the Agreement (as amended by the Second Amendment and the Seventh Amendment), in the event that Grantee determines after the Amendment Effective Date that it will ***, then Grantor will, *** . Grantee shall pay Grantor a one-time fee of *** for *** ordered on or before ***. For orders placed after ***, Grantee shall pay Grantor the then current rate for ***.

                                    ARTICLE 5
                         REVISION TO GRANTOR SYSTEM MAP

          The EXHIBIT "A" attached to the Agreement (Grantor System Map) is hereby deleted and is replaced by the EXHIBIT "A" attached hereto (Grantor System Map).

                                    ARTICLE 6
                           GRANTEE SPACE REQUIREMENTS

          The EXHIBIT "K" attached to the Agreement (Grantee Space Requirements), as further amended by the Seventh Amendment, is hereby deleted and is replaced by the EXHIBIT "K" attached hereto (Grantee Space Requirements).

                                    ARTICLE 7
                                  RATIFICATION

          Except as amended by the First, Second, Third, Fourth, Fifth, Sixth, Seventh and this Eighth Amendment, the original terms and provisions of the Agreement shall continue in full force and effect and the Agreement, as amended by the First, Second, Third, Fourth, Fifth, Sixth, Seventh and this Eighth Amendment, is hereby ratified and confirmed.

CONFIDENTIAL - EIGHTH AMENDMENT                   CONFIDENTIAL TREATMENT REQUEST

          IN WITNESS WHEREOF, Grantor and Grantee have executed this Amendment as of the date first written above.

LEVEL 3 COMMUNICATIONS, LLC                 MCLEODUSA INFORMATION SERVICES,
                                            INC. (f/k/a Splitrock
                                            Services, Inc.)


By:                                         By:
    -----------------------------               ---------------------------

Title:                                      Title:
       -----------------------------               ---------------------------

CONFIDENTIAL - EIGHTH AMENDMENT                   CONFIDENTIAL TREATMENT REQUEST

                                   EXHIBIT "A"
                               GRANTOR SYSTEM MAP

                                    SPLITROCK
                         EXHIBIT "A" GRANTOR SYSTEM MAP

                                      [MAP]

LEVEL(3)
COMMUNICATIONS

CONFIDENTIAL - EIGHTH AMENDMENT                   CONFIDENTIAL TREATMENT REQUEST

                                  EXHIBIT "A-1"
                        FIRST ADDITIONAL INTERCITY FIBERS
                               SEGMENTS/CITY PAIRS

                                                             FIRST ADDITIONAL                   IRU SCHEDULED
                                            ESTUNATED ROUTE  INTERCITY FIBERS   ESTIMATED IRU     COMPLETION
ROUTE SEGMENT          CITY PAIRS                MILES          ORDERED              FEE           DATE
-------------------------------------------------------------------------------------------------------------
              NORTHWEST DISTRICT

     4e       Las Vegas to Ogden                   476              ***              ***             ***
              Salt Lake City to Ogden               35              ***              ***             ***
     13a      Sacramento to Portland               643              ***              ***             ***
     13b      Portland to Seattle                  193              ***               V              ***
     18a      Seattle to Boise                     550               V               ***             ***
     18b      Boise to Ogden                       395              ***              ***             ***
              Regional Total                     2,292

              N. CALIFORNIA DISTRICT

     2a       San Jose to San Francisco             45              ***              ***             ***
     2b       San Jose to San Luis Obispo          198              ***              ***             ***
     2c       San Luis Obispo to Los
              Angeles                              244              ***              ***             ***
     2d       San Francisco to Oakland              10              ***              ***             ***
     2e       Oakland to Sacramento                 85              ***              ***             ***
              Regional Total                       582

              PHOENIX DISTRICT

     4a1      LA to San Bernardino                  67              ***              ***             ***
     4a2      San Bernardino to Las Vegas          229              ***              ***             ***
      8       LA to San Diego                      165              ***              ***             ***
              LA to San Diego                                       ***                              ***
     12a      San Diego to Phoenix                 355              ***              ***             ***
     12c      Phoenix to Santa Teresa (El
              Paso)                                417              ***              ***             ***
              Regional Total                     1,233

              DENVER DISTRICT

     4b       St. Louis to Chicago                 299              ***              ***             ***
     4c       Kansas City to St. Louis             302              ***                              ***
     4d       Omaha to Kansas City                 215              ***              ***             ***
     4f       Ogden to Denver                      603              ***              ***             ***
     4g       Denver to Omaha                      554              ***              ***             ***
     12e      Santa Teresa (El Paso) to
              Stratford                            471              ***              ***             ***
     14a      Denver to Stratford                  358              ***              ***             ***
              Regional Total                     2,802

              TEXAS DISTRICT

     5c       Dallas to Memphis                    505              ***              ***             ***
     5e       Memphis to Nashville                 251              ***              ***             ***
      7       Dallas to Houston                    247              ***              ***             ***
     11b      Houston to New Orleans               365              ***              ***             ***
    11c1      New Orleans to Tallahassee           481              ***              ***             ***
     12b      Ft. Worth to Dallas                   30              ***              ***             ***

CONFIDENTIAL - EIGHTH AMENDMENT                   CONFIDENTIAL TREATMENT REQUEST

                                                             FIRST ADDITIONAL                   IRU SCHEDULED
                                            ESTIMATED ROUTE  INTERCITY FIBERS   ESTIMATED IRU     COMPLETION
ROUTE SEGMENT          CITY PAIRS                MILES            ORDERED            FEE             DATE
-------------------------------------------------------------------------------------------------------------
     12d      Stratford to Ft. Worth                424             ***              ***             ***
     19a      San Antonio to Houston                217             ***              ***             ***
     19b      San Antonio to Austin                  79             ***              ***             ***
     19c      Austin to Ft. Worth                   208             ***              ***             ***
              Regional Total                      2,807

              SOUTHEAST DISTRICT

     5d       Louisville to Cincinnati              126             ***              ***             ***
     5f       Nashville to Louisville               230             ***              ***             ***
     9b       Atlanta to Charlotte                  253             ***              ***             ***
     9d       Charlotte to Raleigh                  200             ***              ***             ***
     10a      Atlanta to Jacksonville               350             ***              ***             ***
     10b      Orlando to Miami                      252             ***              ***             ***
     10c      Jacksonville to Orlando               141             ***              ***             ***
     11a      Tampa to Miami                        300             ***              ***             ***
    11c2      Tallahassee to Tampa                  244             ***              ***             ***
     17       Nashville to Atlanta                  381             ***              ***             ***
              Regional Total                      2,477

              NORTHEAST DISTRICT

     1a       Newark to New York                     16             ***              ***             ***
     1b       Princeton to Newark                    42             ***              ***             ***
     1c       Philadelphia to Princeton              61             ***              ***             ***
     1d       Wilmington to Philadelphia             37             ***              ***             ***
     6a       New York to Stamford                   45             ***              ***             ***
     6b       Providence to Boston                   49             ***              ***             ***
     6d       Stamford to Hartford                   96             ***              ***             ***
     6e       Hartford to Providence                 81             ***              ***             ***
     15a      Cleveland to Buffalo                  192             ***              ***             ***
     15b      Albany to Boston                      175             ***              ***             ***
              Regional Total                        794

              NEW YORK DISTRICT

     1e       Baltimore to Wilmington                79             ***              ***             ***
     1f       Washington DC to Baltimore             78             ***              ***             ***
     3a       Chicago to Detroit                    324             ***              ***             ***
     3b       Pittsburgh to Washington DC           272             ***              ***             ***
     3c       Detroit to Cleveland                  190             ***              ***             ***
     3d       Cleveland to Pittsburgh               162             ***              ***             ***
     5a       Chicago to Indianapolis               239             ***              ***             ***
     5b       Indianapolis to Cincinnati            114             ***              ***             ***
     9a       Richmond to Washington DC             120             ***              ***             ***
     9c       Raleigh to Richmond                   175             ***              ***             ***
              Regional Total                      1,753

              E. CANADA DISTRICT

     15c      Toronto to Buffalo                    111             ***              ***             ***
     15d      Montreal to Albany                    240             ***              ***             ***
     15e      Toronto to Ottawa                     260             ***              ***             ***
     15f      Ottawa to Montreal                    103             ***              ***             ***
              Regional Total                        714

              Network Total                      15,454                              ***

CONFIDENTIAL - EIGHTH AMENDMENT                   CONFIDENTIAL TREATMENT REQUEST

                                                             FIRST ADDITIONAL                   IRU SCHEDULED
                                            ESTUNATED ROUTE  INTERCITY FIBERS   ESTIMATED IRU     COMPLETION
ROUTE SEGMENT          CITY PAIRS                MILES            ORDERED            FEE             DATE
-------------------------------------------------------------------------------------------------------------


The Scheduled Completion Date shall be *** listed as the IRU Scheduled Completion Date. The IRU Contribution for the excess fiber miles described in
Section 2.03 has not been incorporated in this Exhibit.

CONFIDENTIAL - EIGHTH AMENDMENT                   CONFIDENTIAL TREATMENT REQUEST

                                  EXHIBIT "A-2"
                       SECOND ADDITIONAL INTERCITY FIBERS
                               SEGMENTS/CITY PAIRS

                                                                    SECOND
                                                                  ADDITIONAL
                                             ESTIMATED ROUTE   INTERCITY FIBERS  ESTIMATED IRU     IRU SCHEDULED
 ROUTE SEGMENT           CITY PAIRS              MILES             ORDERED            FEE         COMPLETION DATE
-----------------------------------------------------------------------------------------------------------------
                NORTHWEST DISTRICT

      4e        Las Vegas to Ogden                  476              ***              ***               ***
                Salt Lake City to Ogden              35              ***              ***               ***
      13a       Sacramento to Portland              643              ***              ***               ***
      13b       Portland to Seattle                 193              ***              ***               ***
      18a       Seattle to Boise                    550              ***              ***               ***
      18b       Boise to Ogden                      395              ***              ***               ***
                Regional Total                    2,292

                N. CALIFORNIA DISTRICT

      2a        San Jose to San Francisco            45              ***              ***               ***
      2b        San Jose to San Luis Obispo         198              ***              ***               ***
      2c        San Luis Obispo to Los
                Angeles                             244              ***              ***               ***
      2d        San Francisco to Oakland             10              ***              ***               ***
      2e        Oakland to Sacramento                85              ***              ***               ***
                Regional Total                      582

                PHOENIX DISTRICT

      4a1       LA to San Bernardino                 67              ***              ***               ***
      4a2       San Bernardino to Las Vegas         229              ***              ***               ***
       8        LA to San Diego                     165              ***              ***               ***
      12a       San Diego to Phoenix                355              ***              ***               ***
                San Diego to Phoenix                                 ***              ***               ***
      12c       Phoenix to Santa Teresa (El
                Paso)                               417              ***              ***               ***
                Phoenix to Santa Teresa (El Paso)                    ***              ***               ***
                Regional Total                    1,233

                DENVER DISTRICT

      4b        St. Louis to Chicago                299              ***              ***               ***
      4c        Kansas City to St. Louis            302              ***              ***               ***
      4d        Omaha to Kansas City                215              ***              ***               ***
      4f        Ogden to Denver                     603              ***              ***               ***
      4g        Denver to Omaha                     554              ***              ***               ***
      12e       Santa Teresa (El Paso) to
                Stratford                           471              ***              ***               ***
      14a       Denver to Stratford                 358              ***              ***               ***
                Regional Total                    2,802

                TEXAS DISTRICT

      5c        Dallas to Memphis                   505              ***              ***               ***
      5e        Memphis to Nashville                251              ***              ***               ***
       7        Dallas to Houston                   247              ***              ***               ***
      11b       Houston to New Orleans              365              ***              ***               ***
     11c1       New Orleans to Tallahassee          481              ***              ***               ***

CONFIDENTIAL - EIGHTH AMENDMENT                   CONFIDENTIAL TREATMENT REQUEST

                                                                    SECOND
                                                                  ADDITIONAL
                                             ESTIMATED ROUTE   INTERCITY FIBERS  ESTIMATED IRU     IRU SCHEDULED
 ROUTE SEGMENT           CITY PAIRS              MILES             ORDERED            FEE         COMPLETION DATE
-----------------------------------------------------------------------------------------------------------------
      12b       Ft. Worth to Dallas                  30              ***              ***               ***
      12d       Stratford to Ft. Worth              424              ***              ***               ***
      19a       San Antonio to Houston              217              ***              ***               ***
      19b       San Antonio to Austin                79              ***              ***               ***
      19c       Austin to Ft. Worth                 208              ***              ***               ***
                Regional Total                    2,807

                SOUTHEAST DISTRICT

      5d        Louisville to Cincinnati            126              ***              ***               ***
      5f        Nashville to Louisville             230              ***              ***               ***
      9b        Atlanta to Charlotte                253              ***              ***               ***
      9d        Charlotte to Raleigh                200              ***              ***               ***
      10a       Atlanta to Jacksonville             350              ***              ***               ***
      10b       Orlando to Miami                    252              ***              ***               ***
      10c       Jacksonville to Orlando             141              ***              ***               ***
      11a       Tampa to Miami                      300              ***              ***               ***
     11c2       Tallahassee to Tampa                244              ***              ***               ***
      17        Nashville to Atlanta                381              ***              ***               ***
                Regional Total                    2,477

                NORTHEAST DISTRICT

      1a        Newark to New York                   16              ***              ***               ***
      1b        Princeton to Newark                  42              ***              ***               ***
      1c        Philadelphia to Princeton            61              ***              ***               ***
      1d        Wilmington to Philadelphia           37              ***              ***               ***
      6a        New York to Stamford                 45              ***              ***               ***
      6b        Providence to Boston                 49              ***              ***               ***
      6d        Stamford to Hartford                 96              ***              ***               ***
      6e        Hartford to Providence               81              ***              ***               ***
      15a       Cleveland to Buffalo                192              ***              ***               ***
      15b       Albany to Boston                    175              ***              ***               ***
                Regional Total                      794

                NEW YORK DISTRICT

      1e        Baltimore to Wilmington              79              ***              ***               ***
      1f        Washington DC to Baltimore           78              ***              ***               ***
      3a        Chicago to Detroit                  324              ***              ***               ***
      3b        Pittsburgh to Washington DC         272              ***              ***               ***
      3c        Detroit to Cleveland                190              ***              ***               ***
      3d        Cleveland to Pittsburgh             162              ***              ***               ***
      5a        Chicago to Indianapolis             239              ***              ***               ***
      5b        Indianapolis to Cincinnati          114              ***              ***               ***
      9a        Richmond to Washington DC           120              ***              ***               ***
      9c        Raleigh to Richmond                 175              ***              ***               ***
                Regional Total                    1,753

                E. CANADA DISTRICT

      15c       Toronto to Buffalo                  111              ***              ***               ***
      15d       Montreal to Albany                  240              ***              ***               ***
      15e       Toronto to Ottawa                   260              ***              ***               ***
      15f       Ottawa to Montreal                  103              ***              ***               ***
                Regional Total                      714

CONFIDENTIAL - EIGHTH AMENDMENT                   CONFIDENTIAL TREATMENT REQUEST

                                                                    SECOND
                                                                  ADDITIONAL
                                             ESTIMATED ROUTE   INTERCITY FIBERS  ESTIMATED IRU     IRU SCHEDULED
 ROUTE SEGMENT           CITY PAIRS              MILES             ORDERED            FEE         COMPLETION DATE
-----------------------------------------------------------------------------------------------------------------
                Network Total                     15,454                              ***

The Scheduled Completion Date shall be the last day of the month listed as the IRU Scheduled Completion Date.
The IRU Contribution for the excess fiber miles described in Section 2.03 has not been incorporated in this Exhibit.

CONFIDENTIAL - EIGHTH AMENDMENT                   CONFIDENTIAL TREATMENT REQUEST

                                   EXHIBIT "B"
                               SEGMENTS/CITY PAIRS
                        GRANTOR INTERCITY ROUTE SCHEDULE

   ROUTE                                          ESTIMATED                  PRICE PER    ESTIMATED IRU       IRU SCHEDULED
  SEGMENT       CITY PAIRS                       ROUTE MILES   FIBER COUNT      MILE         FEE(1)          COMPLETION DATE
----------------------------------------------------------------------------------------------------------------------------
            NORTHWEST DISTRICT

     4e     Las Vegas to Ogden                        476         ***          ***            ***                 ***
            Salt Lake City to Ogden(2)                 35         ***          ***            ***                 ***
    13a     Sacramento to Portland                    643         ***          ***            ***                 ***
    13b     Portland to Seattle                       193         ***          ***            ***                 ***
    18a     Seattle to Boise                          550         ***          ***            ***                 ***
    18b     Boise to Ogden                            395         ***          ***            ***                 ***
                                 REGIONAL TOTAL     2,292                                     ***

            N.CALIFORNIA DISTRICT

    2a      San Jose to San Francisco                  45         ***          ***            ***                 ***
    2b      San Jose to San Luis Obispo               198         ***          ***            ***                 ***
    2c      San Luis Obispo to Los Angeles            244         ***          ***            ***                 ***
    2d      San Francisco to Oakland                   10         ***          ***            ***                 ***
    2e      Oakland to Sacramento                      85         ***          ***            ***                 ***
    16      Sacramento to San Bernardino              472         ***                                             ***
    16      Sacramento to San Bernardino              N/A         ***                                             ***
                                 REGIONAL TOTAL     1,054                                     ***

            PHOENIX DISTRICT

    4a1     LA to San Bernardino                       67         ***          ***            ***                 ***
    4a2     San Bernardino to Las Vegas               229         ***          ***            ***                 ***
     8      LA to San Diego(3)                        165         ***          ***            ***                 ***
    12a     San Diego to Phoenix                      355         ***          ***            ***                 ***
    12c     Phoenix to Santa Teresa (El Paso)         417         ***          ***            ***                 ***
                                 REGIONAL TOTAL     1,233                                     ***

            DENVER DISTRICT

    4b      St. Louis to Chicago                      299         ***          ***            ***                 ***
    4c      Kansas City to St. Louis                  302         ***          ***            ***                 ***
    4d      Omaha to Kansas City                      215         ***          ***            ***                 ***
    4f      Ogden to Denver                           603         ***          ***            ***                 ***
    4g      Denver to Omaha                           554         ***          ***            ***                 ***
    12e     Santa Teresa (El Paso) to Stratford       471         ***          ***            ***                 ***
    14a     Denver to Stratford                       358         ***          ***            ***                 ***
                                 REGIONAL TOTAL     2,802                                     ***

----------
(1)  Estimated IRU Contribution; ***
(2)  This segment only broken out due to ***
(3) In the original IRU, this segment is broken down into LA to Orange and Orange to San Diego

CONFIDENTIAL - EIGHTH AMENDMENT                   CONFIDENTIAL TREATMENT REQUEST

            TEXAS DISTRICT

    5c      Dallas to Memphis                         505          ***          ***            ***                 ***
    5e      Memphis to Nashville                      251          ***          ***            ***                 ***
     7      Dallas to Houston                         247          ***          ***            ***                 ***
    11b     Houston to New Orleans                    365          ***          ***            ***                 ***
   11c1     New Orleans to Tallahassee(4)             481          ***          ***            ***                 ***
    12b     Ft. Worth to Dallas                        30          ***          ***            ***                 ***
    12d     Stratford to Ft. Worth                    424          ***          ***            ***                 ***
    19a     San Antonio to Houston                    217          ***          ***            ***                 ***
    19b     San Antonio to Austin                      79          ***          ***            ***                 ***
    19c     Austin to Ft. Worth                       208          ***          ***            ***                 ***
                                 REGIONAL TOTAL      2807                                      ***

            SOUTHEAST DISTRICT

    5d      Louisville to Cincinnati                  126          ***          ***            ***                 ***
    5f      Nashville to Louisville                   230          ***          ***            ***                 ***
    9b      Atlanta to Charlotte                      253          ***          ***            ***                 ***
    9d      Charlotte to Raleigh                      200          ***          ***            ***                 ***
    10a     Atlanta to Jacksonville                   350          ***          ***            ***                 ***
    10b     Orlando to Miami                          252          ***          ***            ***                 ***
    10c     Jacksonville to Orlando                   141          ***          ***            ***                 ***
    11a     Tampa to Miami                            300          ***          ***            ***                 ***
   11c2     Tallahassee to Tampa(5)                   244          ***          ***            ***                 ***
    17      Nashville to Atlanta                      381          ***          ***            ***                 ***
                                 REGIONAL TOTAL      2477                                      ***

            NORTHWEST DISTRICT

    1a      Newark to New York                         16          ***          ***            ***                 ***
    1b      Princeton to Newark                        42          ***          ***            ***                 ***
    1c      Philadelphia to Princeton                  61          ***          ***            ***                 ***
    1d      Wilmington to Philadelphia                 37          ***          ***            ***                 ***
    6a      New York to Stamford(6)                    45          ***          ***            ***                 ***
    6b      Providence to Boston                       49          ***          ***            ***                 ***
    6d      Stamford to Hartford                       96          ***          ***            ***                 ***
    6e      Hartford to Providence                     81          ***          ***            ***                 ***
    15a     Cleveland to Buffalo                      192          ***          ***            ***                 ***
    15b     Albany to Boston                          175          ***          ***            ***                 ***
                                 REGIONAL TOTAL       794                                      ***

----------
(4) In the original IRU, this segment is combined with Tallahassee to Tampa to form N.O. to Tampa
(5) In the original IRU, this segment is combined with New Orleans to Tallahassee to form N.O. to Tampa
(6) In the original IRU, this segment is broken down into New York to While Plains and White Plains to Stamford

CONFIDENTIAL - EIGHTH AMENDMENT                   CONFIDENTIAL TREATMENT REQUEST

           NEW YORK DISTRICT

    1e     Baltimore to Wilmington                  79            ***          ***            ***                 ***
    1f     Washington DC to Baltimore               78            ***          ***            ***                 ***
    3a     Chicago to Detroit                      324            ***          ***            ***                 ***
    3b     Pittsburgh to Washington DC             272            ***          ***            ***                 ***
    3c     Detroit to Cleveland                    190            ***          ***            ***                 ***
    3d     Cleveland to Pittsburgh                 162            ***          ***            ***                 ***
    5a     Chicago to Indianapolis                 239            ***          ***            ***                 ***
    5b     Indianapolis to Cincinnati              114            ***          ***            ***                 ***
    9a     Richmond to Washington DC               120            ***          ***            ***                 ***
    9c     Raleigh to Richmond                     175            ***          ***            ***                 ***
                             REGIONAL TOTAL       1753                                        ***

           E. CANADA DISTRICT

   15c     Toronto to Buffalo                      111            ***          ***            ***                 ***
   15d     Montreal to Albany                      240            ***          ***            ***                 ***
   15e     Toronto to Ottawa                       260            ***          ***            ***                 ***
   15f     Ottawa to Montreal                      103            ***          ***            ***                 ***
                             REGIONAL TOTAL        714                                        ***

                             NATIONWIDE TOTAL  =15,926

The Scheduled Completion Date shall be the last day of the month listed as the IRU Scheduled Completion Date.

CONFIDENTIAL - EIGHTH AMENDMENT                   CONFIDENTIAL TREATMENT REQUEST

                                   EXHIBIT "I"
                   ACCEPTANCE TESTING PROCEDURES AND STANDARDS

After Grantor has completed end-to-end connectivity on the fibers, bi-directional span testing with an Optical Time Domain Reflectometer ("OTDR") will be done. Once the pigtails have been spliced, loss measurements will be recorded using an industry-accepted laser source and a power meter. OTDR traces will be taken and splice loss measurements will be recorded. Grantor will store OTDR traces on data sheets. Copies of all data sheets will be available to Grantee.

The power loss measurements shall be made at 1550 nm, and performed bi-directionally.

OTDR traces shall be taken in both directions at 1550 nm.

Guaranteed span loss shall include loss from fiber attenuation, splices and connectors coupling cable to the Grantor-designated optical termination panel. The loss shall not include the fiber/cable and connectors from the Grantor-designated optical termination panel to Grantee's colocation space. Average loss per span shall be calculated on a fiber length basis only. The average loss per span shall not exceed 0.25 dB/km.

The fibers shall be terminated to the Grantor-designated optical termination panel with SC-PC connectors, unless another type of connector is specified. Pigtails and jumpers shall be manufactured with standard single mode fiber or equivalent.

Testing for Segments for which the Segment End Point is other than a Grantor point of presence shall be performed in a coordinated fashion, so that Grantee shall connect and test the fiber owned by it in conjunction with Grantor's testing of the Grantee Fibers. In the event that the entire tested portion does not satisfy the testing criteria set forth herein, Grantee and Grantor shall work together in good faith to pinpoint the cause of the problem and each party shall be responsible for the timely performance of such repairs on the fibers owned by it (so that Grantor shall only be responsible for repairs needed to bring the Grantee Fibers into compliance with this Exhibit). Grantor may (in the event of a dispute respecting testing and acceptance of the Grantee Fibers within any such Segment) arrange to have the Grantee Fibers tested only to the Segment End Point and, if such Grantee Fibers meet the testing criteria set forth herein, Grantee shall be obligated to accept and pay for such Grantee Fibers (notwithstanding the fact that the fibers connected to Grantor's point of presence may not be functioning properly).

CONFIDENTIAL - EIGHTH AMENDMENT                   CONFIDENTIAL TREATMENT REQUEST

                                   EXHIBIT "K"
                           GRANTEE SPACE REQUIREMENTS

                                                                             ADDITIONAL SQUARE FEET AVAILABLE
                                                                                      (APPROXIMATELY)
-------------------------------------------------------------------------------------------------------------
FACILITY TYPE      SEGMENT/SITE LOCATION                          ASSIGNED      FIRST      SECOND ADDITIONAL
                                                                   SPACE*     ADDITIONAL        SPACE***
                                                                               SPACE**
-------------------------------------------------------------------------------------------------------------
                   LAS VEGAS TO OGDEN

***                Coyote Springs                                   ***          ***
***                Monument Canyon                                  ***          ***
***                Yale Crossing                                    ***          ***
***                Millford, UT                                     ***          ***
***                Delta (Oasis)                                    ***          ***
***                Lofgreen                                         ***          ***
***                Ogden                                            ***          ***

                   SACRAMENTO TO PORTLAND

***                Colusa (Fagan)                                   ***          ***
***                Corning (Tehama) (RedBluff)                      ***          ***
***                Palo Cedro (Oak Run)                             ***          ***
***                Burney (Hors Four Corners)                       ***          ***
***                Tionesta (Homestead)(Copic)                      ***          ***
***                Modoc Pt.                                        ***          ***
***                Chemult (Paunina)                                ***          ***
***                Oakridge (Westfir)                               ***          ***
***                Eugene (Swain)                                   ***          ***
***                Salem                                            ***          ***

                   PORTLAND TO SEATTLE

***                Ostrander                                        ***          ***
***                Olympia                                          ***          ***

                   SEATTLE TO BOISE

***                North Bend (Issaquah)                            ***          ***
***                Cle Elum (Easton)                                ***          ***
***                Fruitvale (Cottonwoods)                          ***          ***
***                Prosser (Byron)                                  ***          ***
***                Rieth (Stanfield)                                ***          ***
***                LaGrande (Pelican) Creek                         ***          ***
***                Durkee (Oxman) (Ebell Creek)                     ***          ***
***                Ontario                                          ***          ***

                   BOISE TO OGDEN

***                Boise                                            ***          ***
***                Reverse                                          ***          ***
***                Gooding                                          ***          ***
***                Rupert                                           ***          ***
***                Bridge                                           ***          ***
***                Howelll                                          ***          ***

                   SAN JOSE TO SAN FRANCISCO

                   SAN JOSE TO SAN LUIS OBISPO

***                San Martin (Salinas)                             ***          ***
***                Soledad                                          ***          ***
***                San Ardo                                         ***          ***
***                San Luis Obispo                                  ***          ***

                   SAN LUIS OBISPO TO LOS ANGELES

CONFIDENTIAL - EIGHTH AMENDMENT                   CONFIDENTIAL TREATMENT REQUEST

                                                                             ADDITIONAL SQUARE FEET AVAILABLE
                                                                                      (APPROXIMATELY)
-------------------------------------------------------------------------------------------------------------
FACILITY TYPE      SEGMENT/SITE LOCATION                          ASSIGNED      FIRST      SECOND ADDITIONAL
                                                                   SPACE*     ADDITIONAL        SPACE***
                                                                               SPACE**
-------------------------------------------------------------------------------------------------------------
***                Whitehills (Lompoc)                              ***          ***
***                Santa Barbara                                    ***          ***
***                Ventura                                          ***          ***
***                Moorpark                                         ***          ***

                   SAN FRANCISCO TO OAKLAND

***                Oakland                                          ***          ***

                   OAKLAND TO SACRAMENTO

***                Suisun (Fairfield) (Jacksnipe Station)           ***          ***

                   OAKLAND TO SAN JOSE

                   LA TO SAN BERNARDINO

                   SAN BERNARDINO TO LAS VEGAS

***                San Bernardino                                   ***          ***
***                Slash X (Barstow)                                ***          ***
***                Silver Lake                                      ***          ***
***                Primm (Kearny Pass)                              ***          ***

                   LA TO SAN DIEGO

***                Corona                                           ***          ***
***                Escondido                                        ***          ***

                   SAN DIEGO TO PHOENIX

***                Live Oak Springs                                 ***          ***
***                El Centro                                        ***          ***
***                Yuma                                             ***          ***
***                Growler                                          ***          ***
***                Agua Caliente Rd                                 ***          ***

                   PHOENIX TO SANTA TERESA

***                La Palma                                         ***          ***
***                Tucson                                           ***          ***
***                Sibyl                                            ***          ***
***                Olga                                             ***          ***
***                Separ                                            ***          ***
***                Myndus                                           ***          ***

                   ST. LOUIS TO CHICAGO

***                Plainview                                        ***          ***
***                Springfield                                      ***          ***
***                Bloomington                                      ***          ***
***                Odell                                            ***          ***
***                Joliet                                           ***          ***

                   KANSAS CITY TO ST. LOUIS

***                Centerview                                       ***          ***
***                Syracuse                                         ***          ***
***                Tebbetts                                         ***          ***
***                Marthasville                                     ***          ***

                   OMAHA TO KANSAS CITY

***                Howe                                             ***          ***
***                Lancaster                                        ***          ***

                   OGDEN TO DENVER

***                Wahsatch                                         ***          ***
***                Carter (Elkhurst)                                ***          ***
***                Green River                                      ***          ***

CONFIDENTIAL - EIGHTH AMENDMENT                   CONFIDENTIAL TREATMENT REQUEST

                                                                             ADDITIONAL SQUARE FEET AVAILABLE
                                                                                      (APPROXIMATELY)
-------------------------------------------------------------------------------------------------------------
FACILITY TYPE      SEGMENT/SITE LOCATION                          ASSIGNED      FIRST      SECOND ADDITIONAL
                                                                   SPACE*     ADDITIONAL        SPACE***
                                                                               SPACE**
-------------------------------------------------------------------------------------------------------------
***                Monell                                           ***          ***
***                Rawlins                                          ***          ***
***                Medicine Bow                                     ***          ***
***                Laramie                                          ***          ***
***                Stateline                                        ***          ***
***                Platteville                                      ***          ***

                   DENVER TO OMAHA

***                Weld Co.                                         ***          ***
***                Platner                                          ***          ***
***                Haigler                                          ***          ***
***                Culbertson                                       ***          ***
***                Edison                                           ***          ***
***                Heartwell                                        ***          ***
***                Grafton                                          ***          ***
***                Lincoln                                          ***          ***

                   SANTA TERESA  TO STRATFORD

***                Orogrande (Elwood)                               ***          ***
***                Tularosa                                         ***          ***
***                Ancho                                            ***          ***
***                Duran                                            ***          ***
***                Santa Rosa                                       ***          ***
***                Tucumcari                                        ***          ***
***                Romero                                           ***          ***

                   DENVER TO STRATFORD

***                Spruce (Monument)                                ***          ***
***                Pinon (Pueblo)                                   ***          ***
***                Rocky Ford (N.Lajunta)                           ***          ***
***                Frick                                            ***          ***
***                Campo (Baca Co. Line)                            ***          ***

                   DALLAS TO MEMPHIS

***                Edgewood                                         ***          ***
***                Newsome                                          ***          ***
***                Roach                                            ***          ***
***                Guernsey                                         ***          ***
***                Arkadelphia                                      ***          ***
***                Little Rock                                      ***          ***
***                Biscoe                                           ***          ***
***                Widener                                          ***          ***

                   MEMPHIS TO NASHVILLE

***                Walnut                                           ***          ***
***                Lutts                                            ***          ***
***                Rockdale                                         ***          ***

                   DALLAS TO HOUSTON

***                Corsicana                                        ***          ***
***                Robbins                                          ***          ***
***                Dacus                                            ***          ***

                   HOUSTON TO NEW ORLEANS

***                Raywood (Devers) (N. Willis)                     ***          ***
***                Pinehurst (Hwy 90/SR 109 )                       ***          ***

CONFIDENTIAL - EIGHTH AMENDMENT                   CONFIDENTIAL TREATMENT REQUEST

                                                                             ADDITIONAL SQUARE FEET AVAILABLE
                                                                                      (APPROXIMATELY)
-------------------------------------------------------------------------------------------------------------
FACILITY TYPE      SEGMENT/SITE LOCATION                          ASSIGNED      FIRST      SECOND ADDITIONAL
                                                                   SPACE*     ADDITIONAL        SPACE***
                                                                               SPACE**
-------------------------------------------------------------------------------------------------------------
***                Iowa (Kinder) (Mermentau)                        ***          ***
***                Lafayette (Krotz Springs) (Oliver Sta.)          ***          ***
***                Baton Rouge (Chacahoula)                         ***          ***
***                Sorrento                                         ***          ***

                   NEW ORLEANS TO TALLAHASSEE

***                Pearlington (Kiln)                               ***          ***
***                Poplarville (White Crossing)                     ***          ***
***                Hutson Lake                                      ***          ***
***                Mobile                                           ***          ***
***                Pensacola                                        ***          ***
***                Crestview                                        ***          ***
***                Bruce (Bonifay)                                  ***          ***
***                Clarksville (Sneads)                             ***          ***
***                Tallahassee                                      ***          ***

                   FT. WORTH TO DALLAS

                   STRATFORD TO FT. WORTH

***                Dumas                                            ***          ***
***                Amarillo                                         ***          ***
***                Ashtola (Goodnight)                              ***          ***
***                Carey                                            ***          ***
***                Tolbert                                          ***          ***
***                Wichita Falls                                    ***          ***
***                Fruitland                                        ***          ***

                   SAN ANTONIO TO HOUSTON

***                Luling                                           ***          ***
***                Weimar                                           ***          ***
***                East Bernard                                     ***          ***

                   SAN ANTONIO TO AUSTIN

***                Hunter                                           ***          ***

                   AUSTIN TO FT. WORTH

***                Bartlett                                         ***          ***
***                Waco                                             ***          ***
***                Itasca                                           ***          ***

                   LOUISVILLE TO CINCINNATI

***                Rexville                                         ***          ***

                   NASHVILLE TO LOUISVILLE

***                Reubensville                                     ***          ***
***                Nash                                             ***          ***
***                Irvington                                        ***          ***

                   ATLANTA TO CHARLOTTE

***                Bogart                                           ***          ***
***                Gluck                                            ***          ***
***                Spartanburg                                      ***          ***

                   CHARLOTTE TO RALEIGH

***                Salisbury                                        ***          ***
***                Greensboro                                       ***          ***
***                Oaks                                             ***          ***

                   ATLANTA TO JACKSONVILLE

***                Flovilla                                         ***          ***

CONFIDENTIAL - EIGHTH AMENDMENT                   CONFIDENTIAL TREATMENT REQUEST

                                                                             ADDITIONAL SQUARE FEET AVAILABLE
                                                                                      (APPROXIMATELY)
-------------------------------------------------------------------------------------------------------------
FACILITY TYPE      SEGMENT/SITE LOCATION                          ASSIGNED      FIRST      SECOND ADDITIONAL
                                                                   SPACE*     ADDITIONAL        SPACE***
                                                                               SPACE**
-------------------------------------------------------------------------------------------------------------
***                Gordon                                           ***          ***
***                Tarrytown                                        ***          ***
***                Surrency                                         ***          ***
***                Newell                                           ***          ***

                   ORLANDO TO MIAMI

***                Kenansville                                      ***          ***
***                Marcy                                            ***          ***
***                Bannock                                          ***          ***

                   JACKSONVILLE TO ORLANDO

***                St. Augustine                                    ***          ***
***                Deland                                           ***          ***

                   TAMPA TO MIAMI

***                Waterbury                                        ***          ***
***                E. Farmers Rd                                    ***          ***
***                Goodno                                           ***          ***
***                Deem City                                        ***          ***

                   TALLAHASSEE TO TAMPA

***                Perry                                            ***          ***
***                Chiefland                                        ***          ***
***                Chassahowtzka                                    ***          ***

                   NASHVILLE TO ATLANTA

***                Shelbyville                                      ***          ***
***                Huntsville                                       ***          ***
***                Blountsville                                     ***          ***
***                Birmingham                                       ***          ***
***                Howells Cove                                     ***          ***
***                Tallapoosa                                       ***          ***

                   STAMFORD TO HARTFORD

***                Bridgewater                                      ***          ***              ***

                   HARTFORD TO PROVIDENCE

***                Chepachet, RI (Providence)                       ***          ***              ***

                   CLEVELAND TO BUFFALO

***                Saybrook                                         ***          ***
***                Wesleyville (Erie)                               ***          ***
***                Sheridan                                         ***          ***

                   ALBANY TO BOSTON

***                Chicopee (Springfield)                           ***          ***
***                Auburn (Worcester)                               ***          ***
***                Stockbridge (Lee)                                ***          ***

                   BALTIMORE TO WILMINGTON

***                Perryville                                       ***          ***              ***

                   WASHINGTON DC TO BALTIMORE

***                Millersville                                     ***          ***              ***

                   CHICAGO TO DETROIT

***                Gary                                             ***          ***
***                Niles                                            ***          ***
***                Kalamazoo                                        ***          ***
***                Albion                                           ***          ***
***                Dexter (Ann Arbor)                               ***          ***

CONFIDENTIAL - EIGHTH AMENDMENT                   CONFIDENTIAL TREATMENT REQUEST

                                                                             ADDITIONAL SQUARE FEET AVAILABLE
                                                                                      (APPROXIMATELY)
-------------------------------------------------------------------------------------------------------------
FACILITY TYPE      SEGMENT/SITE LOCATION                          ASSIGNED      FIRST      SECOND ADDITIONAL
                                                                   SPACE*     ADDITIONAL        SPACE***
                                                                               SPACE**
-------------------------------------------------------------------------------------------------------------
                   PITTSBURGH TO WASHINGTON DC

***                Uniontown                                        ***          ***
***                Cumberland                                       ***          ***
***                Big Pool                                         ***          ***
***                Frederick                                        ***          ***

                   DETROIT TO CLEVELAND

***                Toledo                                           ***          ***
***                Kimball                                          ***          ***

                   CLEVELAND TO PITTSBURGH

***                Akron                                            ***          ***
***                Columbiana (Kent State) (Salem)                  ***          ***

                   CHICAGO TO INDIANAPOLIS

***                Crown Point                                      ***          ***
***                Wolcott                                          ***          ***
***                Frankfort                                        ***          ***

                   INDIANAPOLIS TO CINCINNATI

***                Greensburg                                       ***          ***

                   RICHMOND TO WASHINGTON DC

***                Dahlgren (Newburg)                               ***          ***

                   RALEIGH TO RICHMOND

***                Wise                                             ***          ***
***                Dinwiddie                                        ***          ***

                   TORONTO TO BUFFALO

***                Toronto                                          ***          ***
***                Hamilton                                         ***          ***

                   MONTREAL TO ALBANY

***                Beekmantown                                      ***          ***
***                Factoryville                                     ***          ***
***                Moreau (Ft. Edward)                              ***          ***
***                Albany                                           ***          ***

                   TORONTO TO OTTAWA

***                Peterborough                                     ***          ***
***                Tweed                                            ***          ***
***                Perth                                            ***          ***

                   OTTAWA TO MONTREAL

***                Ottawa                                           ***          ***
***                Champlain                                        ***          ***
***                Montreal                                         ***          ***

                   NEWARK TO PHILIDELPHIA

***                Princeton                                        ***          ***              ***

*The Assigned Space is the space allocated to Grantee for the Grantee Fibers that have been ordered by Grantee as specified in Exhibit "B" of the Agreement (as amended in the Second Amendment).

** First Additional Space will be available *** (or earlier, in Grantor's sole discretion). First Additional Space in the *** segment should be available by *** (or earlier, in Grantor's sole discretion).

*** Second Additional Space will be available by *** (or earlier, in Grantor's sole discretion).

In raised floor facilities all *** standard suites can accommodate *** per the Level 3 Dark Fiber Design Guideline.

Currently, all *** are raised floor facilities. All ILA's are On-Slab facilities.

CONFIDENTIAL - EIGHTH AMENDMENT                   CONFIDENTIAL TREATMENT REQUEST

                                                                             ADDITIONAL SQUARE FEET AVAILABLE
                                                                                      (APPROXIMATELY)
-------------------------------------------------------------------------------------------------------------
FACILITY TYPE      SEGMENT/SITE LOCATION                          ASSIGNED      FIRST      SECOND ADDITIONAL
                                                                   SPACE*     ADDITIONAL        SPACE***
                                                                               SPACE**
-------------------------------------------------------------------------------------------------------------


At Grantor's sole discretion, Grantor may provide *** in place of *** and *** in place of ***.

Space and power will be delivered in accordance with the then existing Level 3 Dark Fiber Design Guidelines.

CONFIDENTIAL - EIGHTH AMENDMENT                   CONFIDENTIAL TREATMENT REQUEST